UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): December 15, 2021

PHX MINERALS INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1601 NW Expressway,
Suite 1100
Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip code)

(405) 948-1560

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.01	Completion of Acquisition

As previously disclosed, on December 6, 2021, PHX Minerals Inc. (the “Company” or “PHX”) entered into two separate Purchase and Sale Agreements (the “Purchase Agreements”) with Merrimac Properties Partners, LLC and Quarter Horse Energy Partners, LLC, with respect to one Purchase Agreement, and Palmetto Investment Partners II, LLC, with respect to the other Purchase Agreement (collectively, the “Sellers”), to acquire certain mineral and royalty assets primarily located in Caddo Parish, Louisiana (the “Assets”).

On December 15, 2021 (“Closing Date”), the Company completed the acquisition for an aggregate consideration of $5,787,272 in cash.  The Assets acquired include mineral and royalty assets totaling approximately 426 net royalty acres in the Haynesville play. As of December 15, 2021, the Sellers and their affiliates collectively own 3,549,207 shares of common stock of the Company, or approximately 10.8% of the issued and outstanding shares of common stock of the Company.

The foregoing description of the Purchase Agreements is qualified in its entirety by reference to the full text of the Purchase Agreements, which have been filed as Exhibits 10.1 and 10.2 to the Current Report on Form 8-K filed on December 9, 2021 and which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated December 6, 2021, by and among PHX Minerals Inc., as Buyer, and Merrimac Properties Partners, LLC and Quarter Horse Energy Partners, LLC, collectively as Seller (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed December 9, 2021).

10.2

Purchase and Sale Agreement, dated December 6, 2021, by and between PHX Minerals Inc., as Buyer, and Palmetto Investment Partners II, LLC, as Seller (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed December 9, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX MINERALS INC.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
Chief Executive Officer

DATE:	December 16, 2021